       LEGG MASON
       -------------------------------------------------------------------------
       FOCUS TRUST, INC.

                           PORTFOLIO MANAGER'S COMMENTARY AND
                           QUARTERLY REPORT TO SHAREHOLDERS
                           September 30, 2003
                           Primary Class


                                         [LEGG MASON FUNDS LOGO]

Contents

Commentary

       Portfolio Manager's Commentary                                          i

Quarterly Report to Shareholders

       President's Letter                                                      1

       Performance Information                                                 2

       Portfolio of Investments                                                4

         For more information about this or any other Legg Mason Fund, visit us on the web at www.leggmasonfunds.com

 Portfolio Manager's Commentary

Legg Mason Focus Trust, Inc.

Performance Analysis

  The Fund's total return for the third quarter is shown below, along with total returns of two comparative indices: the S&P 500 Stock Composite Index and the Lipper Large-Cap Growth Funds Index. In addition, we have provided year-to-date, one-year, three-year, five-year and since-inception average annual returns for the periods ended September 30, 2003.

                            THIRD     YEAR       ONE      THREE     FIVE       SINCE
                           QUARTER   TO DATE    YEAR      YEARS    YEARS    INCEPTION(A)
----------------------------------------------------------------------------------------
Focus Trust Primary
  Class(B)                 +5.61%    +42.46%   +72.98%    +1.43%   +8.77%    +12.32%
S&P 500 Stock Composite
  Index(C)                 +2.65%    +14.72%   +24.40%   -10.13%   +1.00%     +9.97%
Lipper Large-Cap Growth
  Funds Index(D)           +3.19%    +15.32%   +20.33%   -19.88%   -2.90%     +6.93%

  The Fund's investment performance in the third quarter and year to date, as well as the trailing one-year return, continues to be outstanding. Over this short period of time (and I emphasize this is a short period of time), we have continued to outpace the Lipper Large-Cap Growth Funds Index as well as the S&P 500 Index by a substantial margin. However, as we have mentioned in each past report to shareholders, what pleases us most is not the investment performance we can provide you over several months, but rather the investment returns we generate over a multi-year period of time. Although the Fund's short-term performance is impressive, I am more gratified by our investment returns over the three- to five-year period.

  It is important for shareholders to recognize our recent investment performance was greatly aided by a stock market that was much lower in price one year ago. On October 9, 2002, the S&P 500 Index was priced at 776.76. By September 30, 2003, the S&P 500 Index had gained 28%. What was the significance of October 9, 2002? We believe that is the date the bear market in U.S. stocks concluded.

  Since World War II, U.S. investors have experienced ten different bear markets. Using the S&P 500 Index data, we know these past bear markets lasted on average 444 days and declined in price 31.5%. The infamous 1973-1974 bear market lasted 630 days and declined in price 48.2%. By comparison, the most recent bear market that began on March 24, 2000, and ended on October 9, 2002, lasted for 929 days

---------------

(A) The Focus Trust Primary Class inception date is April 17, 1995. Index returns are for periods beginning April 30, 1995.

(B) Past performance does not guarantee future results. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.
(D) An index comprised of the 30 largest funds in the Lipper universe of 682 large-cap growth funds.


  The Portfolio Manager's Commentary is not a part of the Quarterly Report to
                                 Shareholders.

Portfolio Manager's Commentary


and declined in price 49.2%. Why was this bear market particularly vicious? It was not, in my opinion, because of any one reason or event, but rather it was a string of episodes (NASDAQ telecom/Internet boom-bust, economic recession, 9/11 terrorist attacks, Wall Street scandals, Middle East wars) that made it difficult for the stock market to reverse its negative direction.

  The purpose of this brief history lesson is meant to help investors keep our recent investment performance in perspective. After a nearly three-year bear market that had cut stock prices almost in half, the opportunity to generate above average investment returns was clearly at hand. Re-reading past shareholder reports, investors should now know I customarily take advantage of negative news and market lows to build full positions in our Fund (recall fall 1998, September 2001, October 2002). This strategy has frequently been profitable for us, as it most certainly was this past year. At the risk of boring readers with what is already an obvious point, investors have achieved substantial investment returns from a stock market reset off a bear market low. As we look ahead, it is likely, the greater proportion of future investment returns will now largely occur on a stock-by-stock basis.

Stock Market Analysis

  A recent article in the Financial Analysts Journal titled "Earnings Growth:
The Two Percent Dilution" (Sept./Oct. 2003) points out the inextricable link between corporate earnings and Gross Domestic Product (GDP). The authors, William Bernstein and Robert Arnott, explain that although corporate earnings and GDP directionally track each other over time, corporate earnings in fact grow at a slightly slower rate than GDP. When you take into consideration entrepreneurial capitalism, one recognizes the creation of new enterprises contributes to GDP without necessarily contributing to growth in earnings and dividends of existing businesses. (Some investors claim that corporate earnings can grow faster than GDP when share repurchases are taken into consideration, but as the authors' research explains, share issuance has over time exceeded stock buybacks.)

  Since 1956, the year-over-year percentage change in U.S. nominal GDP growth has averaged 7.5% (ISI Group 10/04/02). Nominal GDP, you remember, is real GDP growth plus inflation. But since 1979, nominal GDP has been steadily declining. The reason is not that real economic growth is suffering, but rather because inflation has been steadily declining. Today, the core rate of inflation is somewhere between 1% and 1.5%. Some expect the inflation number to continue to trend lower as productivity gains allow more companies to sell more products at lower costs. If economists are reasonably correct in their forecasts of 4% sustainable real GDP growth for next year and the inflation rate hovers between 1% and 1.5%, then nominal GDP growth (read corporate profit growth) is set to grow around 5% to 5.5%. Add two percentage points in dividend payments and you get to something like 7% to 7.5% annual equity returns.

  So, how did we get from double-digit annual returns in stock prices during the 1980s and 1990s to a single-digit environment today? As explained above, part of the answer is lower inflation begets lower nominal GDP growth which begets



  The Portfolio Manager's Commentary is not a part of the Quarterly Report to
                                 Shareholders.

lower corporate earnings growth. The two other contributors which made double-digit returns of stocks over the past twenty years possible were higher dividend yields and a price-to-earnings (P/E) multiple expansion. When the bull market got underway in August 1982, dividend yields on common stocks averaged a little over 4% (twice the rate today) and the average P/E multiple for stocks was 8. By March 2000, average P/Es were 27. Higher dividend yields and a dramatic expansion in P/E multiples was largely the reason why stocks provided double-digit returns during this period. Today, the P/E multiple of the S&P 500 Index, based on $57 operating earnings, is about 18. At the current interest rate level, this P/E multiple appears reasonable. Hence, it is unlikely we will witness a dramatic expansion in the P/E multiple of stocks. With dividends providing only a 2% return, it is easy to discern that the future absolute rate of return on common stocks will largely come from their ability to grow earnings.

  But it is this backdrop of low nominal growth in GDP that has caused me to pause and re-think how I should position the portfolio against what looks to be a new and different economic landscape. If we are correct and the new economic landscape is low inflation, low interest rates and lower nominal growth in GDP, then it appears to us the scarce resource is going to be growth. More specifically, companies able to grow their revenues and earnings at a double-digit rate without relying on price increases to get there. You can rest assured, if a company is able to grow revenues and earnings at a double-digit rate without having to rely on price increases, then it is highly likely the company has a product and/or service that is in high demand.

  I am also of the opinion that in the low nominal growth environment, the average and mediocre companies are going to constantly struggle to generate meaningful earnings. In the past, many companies with average or even slightly below average real unit volume growth were able to reach double-digit earnings growth by simply layering on price increases. Coming out of the 1970s, with inflation expectations still deeply rooted in our thinking, most consumers accepted price increases as a normal operating condition. But in an environment where price increases are largely resisted, the average and mediocre companies are going to struggle. One of my favorite Warren Buffett witticisms is, "you will always figure out who is swimming naked when the tide runs out." Well in this case, the tide is price increases and it is moving out, leaving many companies to rely only on real unit volume growth for their earnings.

  You have heard of the term "value trap." It denotes stocks so far down in price the only direction to go is up -- but the stock price keeps going down because the business is so bad. Today, I think we also begin to take note of "growth traps." These are companies that in the past were able to grow their revenues and earnings at a double-digit rate, but because of this new economic landscape are now unable to deliver above average growth. Once the stock market figures out past growth companies are unable to grow their revenues and earnings at above average rates, their stock prices are going to decline.


  The Portfolio Manager's Commentary is not a part of the Quarterly Report to
                                 Shareholders.

 Portfolio Manager's Commentary


  Of course, the challenge for investors who select companies with above average growth in revenues and earnings is how one thinks about the sustainability of the company's growth rate over time, and then applies a logical and rational way of determining the value of that growth rate. At Legg Mason Funds Management, we are a value-based organization. Our whole analytical process is driven towards an understanding of what is the business value of the company being studied. Using a research-intensive, multi-variate approach to stock selection, we are able to analyze a company in a number of different ways that gives us what we believe to be the most appropriate range of business values for any common stock. If the stock market has not already discounted what we have discovered, then a mispricing has occurred and we are therefore in a position to profit.

  Having studied and written about Warren Buffett over the past ten years, I have come to appreciate the value of unrecognized long-term sustainable growth. When Warren made ten times his investment in Coca-Cola, it was because he understood the business, its economic drivers, and the value of Coca-Cola's long-term sustainable growth. Because he made ten times his original investment, you can also surmise the stock market did not recognize this growth and hence mispriced the company. Over the years, Warren made excess returns by investing in newspapers, television stations, advertising agencies, soda pop, razor blades, and certain financial services businesses, all because he was able to recognize the franchise-like economics of those businesses and the value of those sustainable economics.

  I believe there exists a number of new economic franchises in this new economic landscape. My intention is that Focus Trust will take advantage of these new opportunities. Fortunately, my earliest financial education centered on the study of Warren Buffett. I am also very fortunate to be a member of Legg Mason Funds Management. It is a group of outstanding investment professionals led by Bill Miller, whose sole purpose is to add value to our client's portfolios by uncovering the mispricing that periodically occurs in the stock market. As an intellectual force, it is a potent combination that I believe will continue to serve us well.

  As always, we appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

October 24, 2003
DJIA 9582.46

     The views expressed in this commentary reflect those of the portfolio manager as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Focus Trust, Inc. and Legg Mason Wood Walker, Incorporated disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for the Legg Mason Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.

  The Portfolio Manager's Commentary is not a part of the Quarterly Report to
                                 Shareholders.

             ------------------------------------------------------

                                   LEGG MASON

                               FOCUS TRUST, INC.

                        QUARTERLY REPORT TO SHAREHOLDERS
                               SEPTEMBER 30, 2003
                                 PRIMARY CLASS

             ------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

 Quarterly Report to Shareholders

To Our Shareholders,

  We are pleased to provide you with Legg Mason Focus Trust's quarterly report for the three months ended September 30, 2003. The following table summarizes key statistics for the Primary Class of shares of the Fund as of September 30, 2003:

                                                  Total Returns(A)
                                                 -------------------
                                                 3 Months   9 Months
                                                 --------   --------
Focus Trust Primary Class                         +5.61%    +42.46%
S&P 500 Stock Composite Index(B)                  +2.65%    +14.72%
Lipper Large-Cap Growth Funds Index(C)            +3.19%    +15.32%

  Like numerous other mutual fund firms, Legg Mason has received and responded to a subpoena from the New York State Attorney General and to inquiries from the Securities and Exchange Commission regarding late trading and market timing in mutual funds. Consistent with our longstanding policy, Legg Mason will cooperate with all applicable regulatory authorities and will make no public comment on these pending matters. Nevertheless, because we are sensitive to our shareholders' interests and concerns about these issues, we have summarized the Legg Mason Funds' policies on order processing, market timing and fair value pricing. They may be viewed on our website at http://www.leggmason.com/funds/ourfunds/fundspolicies/ann.htm.

  We report with deep sorrow the recent death of our longtime Director Richard
G. Gilmore. Dick was an exceptionally bright and talented person who made a significant contribution to the Fund.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

October 27, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) An index comprised of the 30 largest funds in the Lipper universe of 682 large-cap growth funds.

 Quarterly Report to Shareholders

Performance Information

Total Returns for One, Three and Five Years and Life of Class as of September 30, 2003

  Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Fund's total returns as of September 30, 2003, were as follows:

Average Annual Total Return
  Primary Class:
    One Year                                    +72.98%
    Three Years                                  +1.43%
    Five Years                                   +8.77%
    Life of Class(A)                            +12.32%

Cumulative Total Return
  Primary Class:
    One Year                                    +72.98%
    Three Years                                  +4.35%
    Five Years                                  +52.25%
    Life of Class(A)                           +167.12%

---------------
(A) Inception date of the Primary Class is April 17, 1995.

SELECTED PORTFOLIO PERFORMANCE(B)

Strongest performers for the 3rd quarter 2003(C)
---------------------------------------------
 1.  JetBlue Airways Corporation      +45.0%
 2.  Amazon.com, Inc.                 +33.3%
 3.  Accenture Ltd.                   +23.5%
 4.  Computer Associates
      International, Inc.             +17.2%
 5.  QUALCOMM Inc.                    +16.1%

 Weakest performers for the 3rd quarter 2003(C)
------------------------------------------------
 1.   InterActiveCorp                   -15.6%
 2.   Liberty Media Corporation         -13.8%
 3.   AOL Time Warner Inc.               -6.1%
 4.   Nokia Oyj - ADR                    -5.1%
 5.   Vodafone Group plc - ADR           +3.1%

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2003
----------------------------------------------
UTStarcom, Inc.
XM Satellite Radio Holdings Inc.

 Securities sold during the 3rd quarter 2003
----------------------------------------------
Electronic Data Systems Corporation

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(C) Securities held for the entire quarter.

 Quarterly Report to Shareholders

Portfolio of Investments

September 30, 2003 (Unaudited)
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 88.3%

Consumer Discretionary -- 32.4%
 Internet and Catalog Retail -- 19.8%
 Amazon.com, Inc.                                                 600           $ 29,016(A)
 eBay Inc.                                                         50              2,676(A)
 InterActiveCorp                                                  750             24,787(A)
                                                                                --------
                                                                                  56,479
                                                                                --------
 Media -- 12.6%
 AOL Time Warner Inc.                                             650              9,821(A)
 Liberty Media Corporation                                        825              8,225(A)
 WPP Group plc - ADR                                              235              9,922
 XM Satellite Radio Holdings Inc.                                 500              7,765(A)
                                                                                --------
                                                                                  35,733
                                                                                --------
Financials -- 3.4%
 Diversified Financials -- 3.4%
 Citigroup Inc.                                                   210              9,557
                                                                                --------
Industrials -- 13.2%
 Airlines -- 4.3%
 JetBlue Airways Corporation                                      200             12,194(A)
                                                                                --------
 Industrial Conglomerates -- 8.9%
 Tyco International Ltd.                                        1,250             25,538
                                                                                --------
Information Technology -- 27.1%
 Communications Equipment -- 11.6%
 Nokia Oyj - ADR                                                  750             11,700
 QUALCOMM Inc.                                                    325             13,533
 UTStarcom, Inc.                                                  250              7,952(A)
                                                                                --------
                                                                                  33,185
                                                                                --------
 Internet Software and Services -- 2.5%
 Yahoo! Inc.                                                      200              7,076(A)
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- Continued
 IT Consulting and Services -- 3.5%
 Accenture Ltd.                                                   450           $ 10,053(A)
                                                                                --------
 Software -- 9.5%
 Computer Associates International, Inc.                          300              7,833
 Intuit Inc.                                                      150              7,236(A)
 Microsoft Corporation                                            430             11,950
                                                                                --------
                                                                                  27,019
                                                                                --------
Telecommunication Services -- 12.2%
 Wireless Telecommunication Services -- 12.2%
 Nextel Communications, Inc.                                    1,150             22,644(A)
 Vodafone Group plc - ADR                                         600             12,150
                                                                                --------
                                                                                  34,794
                                                                                --------
 Total Common Stock and Equity Interests (Identified Cost -- $184,965)           251,628
----------------------------------------------------------------------------------------
Repurchase Agreements -- 10.3%

Goldman, Sachs & Company
 1.07%, dated 9/30/03, to be repurchased at $14,681 on
 10/1/03 (Collateral: $14,516 Fannie Mae mortgage-backed
 securities, 6%, due 11/1/32, value $15,054)                  $14,680           $ 14,680
State Street Bank & Trust Company
 1%, dated 9/30/03, to be repurchased at $14,681 on 10/1/03
 (Collateral: $14,895 Federal Home Loan Bank notes, 1.64%,
 due 6/17/05, value $14,976)                                   14,680             14,680
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $29,360)                          29,360
----------------------------------------------------------------------------------------
Total Investments -- 98.6% (Identified Cost -- $214,325)                         280,988
Other Assets Less Liabilities -- 1.4%                                              3,909
                                                                                --------

NET ASSETS -- 100.0%                                                            $284,897
                                                                                ========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                    $24.45
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
International Equity Trust                  Investment Grade Income Portfolio
Emerging Markets Trust                      High Yield Portfolio

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.



                                                         [LEGG MASON FUNDS LOGO]

                        Investment Adviser

                             Legg Mason Funds Management, Inc.
                             Baltimore, MD

                        Board of Directors

                             John F. Curley, Jr., Chairman
                             Mark R. Fetting, President
                             Arnold L. Lehman
                             Robin J.W. Masters
                             Dr. Jill E. McGovern
                             Arthur S. Mehlman
                             G. Peter O'Brien
                             S. Ford Rowan

                        Transfer and Shareholder Servicing Agent

                             Boston Financial Data Services
                             Braintree, MA

                        Custodian

                             State Street Bank & Trust Company
                             Boston, MA

                        Counsel

                             Kirkpatrick & Lockhart LLP
                             Washington, DC

                        Independent Accountants

                             PricewaterhouseCoopers LLP
                             Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-222
11/03